CONFORMED COPY
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re                                 :

UNITED MERCHANTS AND MANUFACTURERS,   :    Jointly Administered
  INC. and VICTORIA CREATIONS, INC.,       Chapter 11 Case No.
                                      :    96 B 40941 (AJG)
                        Debtors.
                                      :
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           FINDINGS OF FACT, CONCLUSIONS OF LAW, AND ORDER UNDER
        11 U.S.C. ss.ss. 1129(a) AND (b) AND FED. R. BANKR. P. 3020
       CONFIRMING AMENDED AND RESTATED REORGANIZATION PLAN OF UNITED
         MERCHANTS AND MANUFACTURERS, INC., DATED FEBRUARY 25, 1997




                               TABLE OF CONTENTS

                                                                       Page

  RECITALS.............................................................  1

  FINDINGS OF FACT AND CONCLUSIONS OF LAW..............................  3

        1.  Core Proceeding And Exclusive Jurisdiction
              28 U.S.C.ss.ss. 157(b)(2) and 1334(a))...................  3
        2.  Judicial Notice............................................  4
        3.  Burden of Proof............................................  4
        4.  Transmittal And Mailing Of Materials; Notice...............  4
        5.  Plan Compliance With Bankruptcy Code (11
              U.S.C.ss.1129(a)(1)).....................................  5
              (a)  Proper Classification (11 U.S.C.ss.ss.
                     1122, 1123(a)(1)).................................  5
              (b)  Specify Unimpaired Classes (11 U.S.C.ss.
                     1123(a)(2)).......................................  5
              (c)  Specify Treatment of Impaired Classes
                     (11 U.S.C.ss.1123(a)(3))..........................  5
              (d)  No Discrimination (11 U.S.C.ss.
                     1123(a)(4)).......................................  5
              (e)  Implementation Of The Plan (11 U.S.C.ss.
                     1123(a)(5)).......................................  6
              (f)  Nonvoting Equity Securities (11 U.S.C.
                     ss. 1123(a)(6))...................................  7
              (g)  Selection Of Officers And Directors (11
                     U.S.C.ss.1123(a)(7))..............................  7
              (h)  Additional Plan Provisions (11 U.S.C.
                     ss. 1123(b))......................................  8
        6.  UM&M's Compliance With The Bankruptcy Code
              (11 U.S.C.ss.1129(a)(2)).................................  8
        7.  Plan Proposed In Good Faith (11 U.S.C.
              ss. 1129(a)(3))..........................................  9
        8.  Payments For Services Or Costs And Expenses
              (11 U.S.C. ss. 1129(a)(4))...............................  9
        9.  Directors, Officers, And Insiders (11 U.S.C.
              ss. 1129(a)(5))........................................... 10
        10. No Rate Changes (11 U.S.C. ss. 1129(a)(6)).................. 10
        11. Best Interests Of Creditors Test (11 U.S.C.
              ss. 1129(a)(7))........................................... 10
        12. Acceptance By Certain Classes (11 U.S.C. ss.
              1129(a)(8))............................................... 11
        13. Treatment Of Administrative And Priority
              Claims (11 U.S.C. ss. 1129(a)(9))......................... 11
        14. Acceptance By Impaired Classes (11 U.S.C.
              ss. 1129(a)(10)).......................................... 11
        15. Feasibility (11 U.S.C. ss. 1129(a)(11))..................... 12
        16. Payment Of Fees (11 U.S.C. ss. 1129(a)(12))................. 12
        17. Continuation Of Retiree Benefits (11 U.S.C.
              ss. 1129(a)(13)).......................................... 12
        18. Fair And Equitable; No Unfair Discrimination
              (11 U.S.C. ss. 1129(b))................................... 12
        19. Principal Purpose Of Plan (11 U.S.C. ss.
              1129(d)).................................................. 13
        20. Settlement With The PBGC.................................... 13
        21. Mutual Releases Between UM&M and Uzi Ruskin................. 13
        22. Objections.................................................. 14
        23. Technical Amendments........................................ 14
        24. Amendment Of Article XIV.I.................................. 14
        25. Exemption From Securities Laws (11 U.S.C.
              ss. 1145(a)).............................................. 15
        26. Good Faith Solicitation; Good Faith Sale Of
              Securities (11 U.S.C. ss. 1125(e))........................ 16
        27. Transfers Of Property....................................... 17
        28. No Liquidation.............................................. 17
        29. Conditions To Confirmation.................................. 17
        30. Jurisdiction................................................ 18
        31. Satisfaction Of Confirmation Requirements................... 18

  DECREES................................................................ 18

        32. Confirmation................................................ 18
        33. Objections.................................................. 18
        34. Provisions Of Plan And Order Nonseverable
              And Mutually Dependent.................................... 19
        35. Executory Contracts And Unexpired Leases.................... 19
        36. Release of Preference Actions............................... 20
        37. Binding Effect; Discharge................................... 20
        38. Injunctions; Stays.......................................... 21
        39. Continuation of Automatic Stay.............................. 22
        40. Exculpation and Limitation of Liability..................... 22
        41. Settlement With The PBGC.................................... 23
        42. General Authorizations...................................... 23
        43. Authorizations Under Delaware Law........................... 24
        44. Cancellation Of Existing Securities......................... 25
        45. Exemption From Securities Laws.............................. 26
        46. Exemption From Certain Taxes................................ 26
        47. Plan Classification Controlling............................. 27
        48. Administrative Claims Bar Date.............................. 28
        49. Rejection Damages Bar Date.................................. 28
        50. Failure To Consummate Plan.................................. 28
        51. Retention Of Jurisdiction................................... 29
        52. Notice Of Entry Of Confirmation Order....................... 30
        53. Sufficiency of Notice of Confirmation....................... 31




                                  RECITALS

          WHEREAS, United Merchants and Manufacturers, Inc., debtor-in-possession ("UM&M"), filed its Amended And Restated
Reorganization Plan Of United Merchants And Manufacturers, Inc., dated February 25, 1997 (as modified herein, the "Plan"),(1) the Amended Disclosure Statement With Respect To Amended And Restated Reorganization Plan Of
United Merchants And Manufacturers, Inc., dated February 25, 1997 (the
"UM&M Disclosure Statement"), and the Short Form Disclosure Statement And Summary Of Plan Distributions For Dissemination To Creditors And Equity Holders That Receive No Distribution Under Amended and Restated Reorganization Plan Of United Merchants And Manufacturers, Inc., dated February 25, 1997 (the "Short Form Disclosure Statement" and, together with the UM&M Disclosure Statement, the "Disclosure Statements"); and

-------------
1 Unless otherwise defined, capitalized terms used herein shall have the meanings ascribed to them in the Plan. Any term used in the Plan or herein that is not defined in the Plan or herein, but that is used in the United States Bankruptcy Code, 11 U.S.C. ss.ss. 101-1330, as amended (the "Bankruptcy Code") or the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), shall have the meaning assigned to that term in the Bankruptcy Code or the Bankruptcy Rules. If there is any direct conflict between the Plan and the Confirmation Order, the terms of the Confirmation Order shall control.

          WHEREAS, on February 25, 1997, the court entered an order (the "Solicitation Procedures Order") that, among other things, (i) approved the Disclosure Statements under section 1125 of the Bankruptcy Code and Fed. R. Bankr. P. 3017, (ii) fixed April 9, 1997 for the hearing on confirmation of the Plan (the "Confirmation Hearing"), (iii) approved the form and method of notice of the Confirmation Hearing (the "Confirmation Hearing Notice"), and (iv) established certain procedures for soliciting and tabulating votes with respect to the Plan; and

          WHEREAS, as applicable, the Confirmation Hearing Notice, the Disclosure Statement(s), the Plan, and, as to Class 1 and Class 2 Claims, a ballot and return envelope (such ballot and envelope being referred to as a "Ballot"), were transmitted in accordance with Fed. R. Bankr. P. 3017(d) and the Solicitation Procedures Order, as set forth in (i) the affidavit of Diane Sayek of Registrar and Transfer Company, sworn to April 3, 1997, (ii) the affidavit of Edward D. Taffet, legal consultant for UM&M, sworn to April 4, 1997, and (iii) the affidavit of Lawrence V. Gelber, sworn to April 4, 1997; and

          WHEREAS, UM&M filed the certification of Arlene Moller, Principal Clerk of the Publisher of The New York Times, dated March 17, 1997, demonstrating that the Confirmation Hearing Notice was published in accordance with the Solicitation Procedures Order; and

          WHEREAS, UM&M filed the affidavit of Scott B. Davis, sworn to April 7, 1997, attesting to and certifying the method and results of the ballot tabulation for the Classes of Claims (Classes 1 and 2) voting to accept or reject the Plan (the "Voting Report"); and

          WHEREAS, 6 objections or purported objections to confirmation of the Plan were timely filed and served and 2 objections or purported objections were filed and served after the deadline for objections; and

          WHEREAS, on April 7, 1997, UM&M filed (i) a memorandum of law in support of confirmation of the Plan and in response to objections to confirmation of the Plan (the "Confirmation Memorandum") and (ii) a response to the renewed motion of Franklin Feldman for the appointment of a Chapter 11 trustee and a memorandum of law in support thereof; and

          WHEREAS, the Confirmation Hearing was held on April 9, 1997;

          NOW, THEREFORE, based upon the court's review of the affidavits and Voting Report previously filed with the court; and upon the Confirmation Memorandum; and upon all of the evidence proffered or adduced at, memoranda and objections filed in connection with, and arguments of counsel made at, the Confirmation Hearing; and after due deliberation thereon; and upon the entire record of this Chapter 11 case (the "Chapter 11 Case");

                  FINDINGS OF FACT AND CONCLUSIONS OF LAW
                  IT IS HEREBY FOUND AND DETERMINED THAT(2)

          1. Core Proceeding And Exclusive Jurisdiction (28 U.S.C. ss.ss. 157(b)(2) and 1334(a)). Confirmation of the Plan is a core proceeding under 28 U.S.C. ss. 157(b)(2). This court has exclusive jurisdiction to determine whether the Plan complies with applicable provisions of the Bankruptcy Code and should be confirmed.

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2     When appropriate, findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact. See Fed. R. Bankr. P. 7052.

          2. Judicial Notice. This court takes judicial notice of the docket of this case maintained by the Clerk of the Bankruptcy Court and/or its duly-appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and all evidence and argument made, proffered or adduced at, the hearing(s) on (a) UM&M's request for authorization to use cash collateral, held on February 27 and March 5, 7, 8, 15, 26, and 29, 1996, (b) the motion of Franklin Feldman, dated April 2, 1996, for the appointment of a Chapter 11 trustee, held on May 17, 1996, and (c) approval of the Disclosure Statements, held on February 25, 1997.

          3. Burden of Proof. UM&M, as proponent of the Plan, has the burden of proving the elements of sections 1129(a) and (b) by a preponderance of the evidence.

          4. Transmittal And Mailing Of Materials; Notice. The Disclosure Statements, Plan, Ballots, and Confirmation Hearing Notice were transmitted and served in compliance with the Solicitation Procedures Order and the Federal Rules of Bankruptcy Procedure, and such transmittal and service were adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and the other matters described in the Solicitation Procedures Orders was given in compliance with the Federal Rules of Bankruptcy Procedure and the Solicitation Procedures Order, and no other or further notice is or shall be required.

          5. Plan Compliance With Bankruptcy Code (11 U.S.C. ss.
1129(a)(1)). The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(1) of the Bankruptcy Code.

             (a) Proper Classification (11 U.S.C. ss.ss. 1122, 1123(a)(1)). In addition to Administrative Claims and Priority Tax Claims, which need not be designated, the Plan designates eight (8) Classes of Claims and/or interests. The Claims and/or interests placed in each Class are substantially similar to other Claims or interests, as the case may be, in each such Class. Valid business, factual and legal reasons exist for separately classifying the various Classes of Claims and interests created under the Plan, and such Classes do not unfairly discriminate between holders of Claims or interests. Thus, the Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

             (b) Specify Unimpaired Classes (11 U.S.C. ss. 1123(a)(2)). The Plan specifies that no Classes of Claims or interests are unimpaired under the Plan, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

             (c) Specify Treatment of Impaired Classes (11 U.S.C. ss. 1123(a)(3)). Articles III.B and III.C of the Plan designate Classes 1, 2.01, 2.02, 2.03, 3, 4, 5, and 6 as impaired and specify the treatment of Claims and interests in those Classes, thereby satisfying section
1123(a)(3) of the Bankruptcy Code.

             (d) No Discrimination (11 U.S.C. ss. 1123(a)(4)). The Plan provides for the same treatment for each Claim or Interest in each respective Class unless the holder of a particular Claim or interest has agreed to a less favorable treatment of such Claim or interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

             (e) Implementation Of The Plan (11 U.S.C. ss. 1123(a)(5)). The Plan provides adequate and proper means for implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code. Among other things:

                  i) The Plan provides for post-consummation financing of Reorganized UM&M through use of (a) the proceeds of the exercise of New Warrants, and (b) cash generated from (1) the post-consummation operations of UM&M's wholly-owned subsidiary Reunited Reinsurance, Ltd., and (2) the business of its approximately 80% owned operating subsidiary, Reunited Holdings, Inc. UM&M has determined that, together, the aforementioned sources of financing will provided Reorganized UM&M with liquidity sufficient to meet its working capital needs.

                  ii) The Plan provides for the rejection of all unexpired leases and executory contracts not previously assumed or rejected, thus relieving Reorganized UM&M of unnecessary and burdensome obligations.

                  iii) The Plan provides for the cancellation of the Old Subordinated Debentures, Old Preferred Stock and Old Common Stock; the discharge of substantial pre-petition indebtedness in exchange for various types of securities and instruments described in Article IV of the Plan; the continued corporate existence of Reorganized UM&M; the revesting of property of the estate in Reorganized UM&M as described in Article IV.D of the Plan; the creation of a Distribution Reserve to resolve claims and make distributions, as described in
      Article X.C of the Plan; and the settlement of certain disputes and claims between UM&M and the Pension Benefit Guaranty Corporation ("PBGC"), as described in Article XIII of the Plan.

             (f) Nonvoting Equity Securities (11 U.S.C. ss. 1123(a)(6)). Pursuant to Article IV.B of the Plan, Reorganized UM&M's Restated Certificate of Incorporation, annexed to the Plan as Exhibit A, prohibits the issuance of nonvoting equity securities, thereby satisfying section 1123(a)(6) of the Bankruptcy Code. The holders of shares of New Common Stock, after the Consummation Date, will vote as a single class on the basis of one vote per share of New Common Stock.

             (g) Selection Of Officers And Directors (11 U.S.C. ss. 1123(a)(7)). The Plan and UM&M's Restated Certificate of Incorporation contain only provisions that are consistent with the interests of creditors and equity security holders and with public policy, with respect to the manner of selection of officers and directors of Reorganized UM&M, thereby satisfying section 1123(a)(7) of the Bankruptcy Code. Specifically, Article IV.C of the Plan provides that the directors and officers of UM&M before Consummation will serve as the initial officers of Reorganized UM&M after Consummation. Not later than 60 days after the Consummation Date, or as soon thereafter as practicable, Reorganized UM&M will conduct a shareholder's meeting, at which time the term of the current board of directors will expire and the shareholders will elect a new board of directors for Reorganized UM&M.

             (h) Additional Plan Provisions (11 U.S.C. ss. 1123(b)). The Plan's provisions are appropriate and not inconsistent with the applicable provisions of the Bankruptcy Code.

          6. UM&M's Compliance With The Bankruptcy Code (11 U.S.C. ss. 1129(a)(2)). UM&M has complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code. Specifically:

             (a) UM&M, a Delaware corporation, is a proper debtor under section 109 of the Bankruptcy Code and a proper proponent of the Plan pursuant to section 1121(a) of the Bankruptcy Code.

             (b) On February 22, 1996, UM&M commenced this Chapter 11 Case by filing a petition pursuant to section 301 of the Bankruptcy Code. The court has jurisdiction over this Chapter 11 Case pursuant to 28 U.S.C. ss.ss. 157 and 1334 and the "Standing Order of Referral of Cases to Bankruptcy Judges," dated July 10, 1984 of District Judge Robert T. Ward. Venue is proper in this district pursuant to 28 U.S.C. ss.ss. 1408 and 1409.

             (c) UM&M has complied with applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by orders of this court.

             (d) UM&M has complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules, and the Solicitation Procedures Order in transmitting the Plan, the UM&M Disclosure Statement, the Short Form Disclosure Statement, the Ballots and related documents and notices and in soliciting and tabulating votes on the Plan.

          7. Plan Proposed In Good Faith (11 U.S.C. ss. 1129(a)(3)). UM&M has proposed the Plan in good faith and not (a) by any means forbidden by law or (b) in violation of any fiduciary duty owed to creditors or equity security holders, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. In determining that the Plan has been proposed in good faith, the court has examined the totality of the circumstances surrounding the formulation of the Plan. The Chapter 11 Case was filed and the Plan was proposed with the legitimate and honest purpose of reorganizing the business and financial affairs of UM&M, modifying its financially burdensome pre-petition capital structure, reducing its debt and other obligations, and dealing with its pre-petition debt defaults. Moreover, the extensive arm's-length negotiations among UM&M, its major creditor constituencies, and the creditors' committee with respect to the terms of the Plan provide independent evidence of the good faith of UM&M in proposing the Plan.

          8. Payments For Services Or Costs And Expenses (11 U.S.C. ss. 1129(a)(4)). Any payment made or to be made by UM&M, or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or is subject to the approval of, the court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

          9. Directors, Officers, And Insiders (11 U.S.C. ss. 1129(a)(5)). UM&M has complied with section 1129(a)(5) of the Bankruptcy Code. Specifically, UM&M properly and adequately disclosed the procedure for determining the individuals that will serve, after Consummation of the Plan, as directors or officers of Reorganized UM&M and the identities of any insiders who will be employed or retained by Reorganized UM&M and the nature of such person's compensation, to the extent known.

          10. No Rate Changes (11 U.S.C. ss. 1129(a)(6)). No governmental regulatory commission has jurisdiction over the rates charged by UM&M. Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable in this Chapter 11 Case.

          11. Best Interests Of Creditors Test (11 U.S.C. ss. 1129(a)(7)). The Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The liquidation analysis annexed to the Disclosure Statement and other evidence proffered or adduced at the Confirmation Hearing (a) are persuasive and credible, (b) have not been controverted by other evidence, and (c) establish that each holder of a Claim or Interest in an impaired Class either (i) has accepted the Plan or (ii) will receive or retain under the Plan, on account of such Claim or interest, property of a value, as of the effective date of the Plan, that is not less that the amount that it would receive if UM&M were liquidated under Chapter 7 of the Bankruptcy Code on such date.

          12. Acceptance By Certain Classes (11 U.S.C. ss. 1129(a)(8)). Classes 1 and 2.02 have voted to accept the Plan in accordance with sections 1126(c) and (d) of the Bankruptcy Code. The sole member of Class
2.01 did not cast a timely ballot; thus Class 2.01 is deemed to have rejected the Plan. Classes 3, 4, 5, and 6 are not entitled to receive or retain any property under the Plan and, therefore, are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Although section 1129(a)(8) of the Bankruptcy Code has not been satisfied with respect to Classes 2.01, 3, 4, 5, and 6, the Plan is confirmable because the Plan satisfies section 1129(b) of the Bankruptcy Code with respect to those Classes.

          13. Treatment Of Administrative And Priority Claims (11 U.S.C. ss. 1129(a)(9)). The treatment of Administrative Claims and Other Priority Claims under Articles III.A.1 and III.B.1 of the Plan satisfies the requirements of section 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims under Article III.A.2 of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

          14. Acceptance By Impaired Classes (11 U.S.C. ss. 1129(a)(10)). At least one Class of Claims (e.g., Class 2.02) that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider of UM&M holding a Claim in such Class, thereby satisfying section 1129(a)(10) of the Bankruptcy Code.

          15. Feasibility (11 U.S.C. ss. 1129(a)(11)). Based upon the evidence proffered or adduced at or prior to the Confirmation Hearing, reasonable prospects exist that Reorganized UM&M will have adequate capital to meet its ongoing obligations and operate its business and be able to perform its obligations under the Plan. Thus, the Plan is feasible and confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of UM&M or any successor to UM&M, thereby satisfying section 1129(a)(11) of the Bankruptcy Code.

          16. Payment Of Fees (11 U.S.C. ss. 1129(a)(12)). All fees payable under 28 U.S.C. ss. 1930 have been paid or will be paid on the Consummation Date pursuant to Article III.A.1 of the Plan, thereby satisfying section 1129(a)(12) of the Bankruptcy Code.

          17. Continuation Of Retiree Benefits (11 U.S.C. ss. 1129(a)(13)). UM&M is not obligated to provide any "retiree benefits" as defined in section 1114(a) of the Bankruptcy Code. Thus, section 1129(a)(13) of the Bankruptcy Code is inapplicable.

          18. Fair And Equitable; No Unfair Discrimination (11 U.S.C. ss. 1129(b)). Class 2.01 is an impaired class of secured claims that is deemed to have rejected the Plan. Classes 3, 4, 5, and 6 (the "Rejecting Classes") are impaired Classes of unsecured Claims and interests that are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. These are the only Classes that have not accepted the Plan. Pursuant to section 1129(b) of the Bankruptcy Code, the court finds that the Plan does not discriminate unfairly, and is fair and equitable with respect to Class
2.01 and each of the Rejecting Classes. As to Class 2.01, the court finds that the provisions of section 1129(b)(2)(A)(i) have been met. As to each of the Rejecting Classes, the court finds that (a) no holder of a Claim or interest (i) junior to any Rejecting Class will receive or retain any property under the Plan or (ii) senior to any Rejecting Class will receive or retain more than 100% of the allowed amount of its allowed Claim or interest, and (b) the shares of stock in each such Class have no value. Thus, the Plan satisfies section 1129(b) of the Bankruptcy Code with respect to each of the Rejecting Classes and the Plan may be confirmed notwithstanding UM&M's failure to satisfy section 1129(a)(8) of the Bankruptcy Code.

          19. Principal Purpose Of Plan (11 U.S.C. ss. 1129(d)). The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of Section 5 of the Securities Act of 1933 (15 U.S.C. ss. 77e), and no governmental unit has requested that the court not confirm the Plan.

          20. Settlement With The PBGC. The settlement in the Plan of certain claims and disputes between UM&M and the PBGC is fair and reasonable and in the best interests of UM&M, its Estate, and its creditors, considering the potential costs of litigation and the uncertainty of the outcome of such disputes.

          21. Mutual Releases Between UM&M and Uzi Ruskin. The releases in the Plan of (a) certain claims against UM&M by Uzi Ruskin, and (b) claims, if any, that UM&M might assert against Uzi Ruskin, in connection with UM&M's rejection under the Plan of Uzi Ruskin's employment agreement is fair and reasonable and in the best interests of UM&M, its Estate, and its creditors, considering the potential costs to the Estate were such claims to be litigated and/or allowed.

          22. Objections. Each of the objections to Confirmation of the Plan which has not been withdrawn, waived or settled, and all reservations of rights included therein, are overruled. To the extent that pleadings or letters filed by individuals or entities constitute objections to Confirmation of the Plan and have not been withdrawn, waived or settled, they are hereby overruled.

          23. Technical Amendments. The modifications of the Plan announced at the Confirmation Hearing and described in paragraph 24 below constitute technical changes and do not materially adversely affect any creditor, interest holder, or other party in interest. As such, under Fed. R. Bankr.
P. 3019, these modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or resolicitation of acceptances or rejections of the Plan under section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan.

          24. Amendment Of Article XIV.I. The text of Article XIV.I of the Plan is hereby amended by deleting it in its entirety and replacing it with the following text:

            The exceptions to discharge specified in 11 U.S.C. ss. 523 shall not limit or abridge in any way UM&M's entitlement to a discharge of the pre-petition Claims of federal, state, and local taxing authorities. To the extent that any Claim asserted by a taxing authority seeks recovery of interest, a penalty, or a fine against UM&M, that portion of such claim, if Allowed, which represents such interest, penalty or fine shall be disallowed; provided, however, that the provisions of this second sentence of Article XIV.I shall not apply to any Claim asserted against UM&M by the United States Department of Treasury - Internal Revenue Service.

          25. Exemption From Securities Laws (11 U.S.C. ss. 1145(a)). To the extent, if any, that they constitute "securities," the issuance and distribution of the (i) New Senior Note, (ii) New Subordinated Debentures,
(iii) New Common Stock, and (vii) New Warrants (collectively, the "Plan Consideration") have been duly authorized, and when issued as provided in the Plan, will be validly issued, fully paid and nonassessable. The offer and sale of the foregoing is in exchange for Claims or interests, or principally in exchange for Claims or interests and partly for cash or property, within the meaning of section 1145(a)(1) of the Bankruptcy Code. In addition, under Section 1145 of the Bankruptcy Code, to the extent, if any, that any items of Plan Consideration constitute "securities," (I) the offering of such items is exempt and the issuance and distribution of such items will be exempt from Section 5 of the Securities Act of 1933 and any state or local law requiring registration prior to the offering, issuance, distribution or sale of securities, and (II) all of the above-described items will be freely tradable by the recipients thereof, subject to (A) the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in Section 2(11) of the Securities Act of 1933, as amended, and compliance with any rules and regulations of the Securities and Exchange Commission, if any, applicable at the time of any future transfer of such securities or instruments, and (B) in the case of New Common Stock and New Warrants, the restrictions on the transferability of such instruments. Neither UM&M nor any of its agents or affiliates is an underwriter under section 2(11) of the Securities Act or under section 1145(b)(1) of the Bankruptcy Code with respect to the offer, sale, issuance or distribution of any securities to be distributed under the Plan.

          26. Good Faith Solicitation; Good Faith Sale Of Securities (11 U.S.C. ss. 1125(e)). To the extent that UM&M, the Committee, and their agents, accountants, business consultants, representatives, attorneys, and advisors (collectively, "Agents"), or any of them, have solicited votes on the Plan, such solicitation was in good faith and in compliance with the applicable provisions of the Bankruptcy Code, and they are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the provisions set forth in Article XIV.D of the Plan, as such provisions are modified by paragraph 40 below. In addition, to the extent that UM&M, the Committee, and their Agents, or any of them, participated in the offer, sale, issuance, and purchase of the New Senior Note, the New Subordinated Debentures, the New Common Stock, and the New Warrants, they did so in good faith and in compliance with the applicable provisions of the Bankruptcy Code and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Article XIV.D of the Plan, as such provisions are modified by paragraph 40 below.

          27. Transfers Of Property. The transfers of property by UM&M (a) to Reorganized UM&M (i) are or shall be legal, valid, and effective transfers of property, (ii) vest or shall vest Reorganized UM&M with good title to such property free and clear of all liens, charges, Claims, encumbrances, or interests, except as expressly provided in the Plan or Confirmation Order, (iii) do not and shall not constitute avoidable transfers under the Bankruptcy Code or under applicable bankruptcy or nonbankruptcy law, and (iv) do not and shall not subject Reorganized UM&M to any liability by reason of such transfer under the Bankruptcy Code or under applicable nonbankruptcy law, including, without limitation, any laws affecting successor or transferee liability, and (b) to holders of Claims under the Plan are for good consideration and value and are in the ordinary course of UM&M's business.

          28. No Liquidation. Because (a) the Plan does not provide for the liquidation of all or substantially all of the property of UM&M's Estate and (b) Reorganized UM&M will engage in business following consummation of the Plan, section 1141(d)(3) of the Bankruptcy Code is inapplicable.

          29. Conditions To Confirmation. Each of the conditions to confirmation set forth in Article IX.A of the Plan has been satisfied, or may be satisfied or waived on or before the Confirmation Date.

          30. Jurisdiction. The court may properly retain jurisdiction over the matters set forth in Article XII of the Plan, including any action or process commenced after the Confirmation Date that arose from an act, omission, occurrence or transaction that UM&M allegedly performed on or before the Confirmation Date.

          31. Satisfaction Of Confirmation Requirements. The Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.


                                  DECREES

          NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT,

          32. Confirmation. The Plan, a copy of which is annexed hereto as Exhibit A, as amended or otherwise modified herein or on the record of the Confirmation Hearing, is hereby confirmed. All acceptances and rejections previously cast for or against the Plan are hereby deemed to constitute acceptances or rejections of the Plan as amended or otherwise modified by this Confirmation Order or the record of the Confirmation Hearing, and all parties in interest are authorized and empowered, or enjoined, as the case may be, to act in accordance with its terms. The terms of the Plan and the exhibits thereto are incorporated by reference into and are an integral part of this Confirmation Order.

          33. Objections. All objections to confirmation of the Plan that have not been withdrawn, waived, or settled, and all reservations of rights included therein, are overruled on the merits. To the extent that pleadings or letters filed by individuals or entities constitute objections to Confirmation of the Plan and have not been withdrawn, waived or settled, they are hereby overruled.

          34. Provisions Of Plan And Order Nonseverable And Mutually Dependent. The provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent.

          35. Executory Contracts And Unexpired Leases. All executory contracts or unexpired leases assumed by UM&M during the Chapter 11 Case shall be assigned and transferred to, and remain in full force and effect for the benefit of, Reorganized UM&M, notwithstanding any provision in such executory contract or unexpired lease (including those described in sections 365(b)(2) and (f) of the Bankruptcy Code) which prohibits such assignment or transfer or that enables or requires termination of such executory contract or unexpired lease. All other executory contracts and unexpired leases of UM&M shall be deemed automatically rejected on the Confirmation Date. As described in Article VIII.A of the Plan, in conjunction with UM&M's rejection of the Ruskin Agreement, UM&M and Mr. Ruskin shall enter into a general mutual release, in the form of the release annexed to the Plan as Exhibit H, of all claims, if any, that either party might possess against the other. The (i) rejection of all executory contracts and unexpired leases, and (ii) proposed general mutual release are hereby approved pursuant to sections 105(a) and 365(a) of the Bankruptcy Code.

          36. Release of Preference Actions. The release by UM&M of all claims, rights of action, suits, and proceedings, whether known or unknown, under section 547 of the Bankruptcy Code, as described in Article VI.A of the Plan, is hereby approved.

          37. Binding Effect; Discharge. Pursuant to section 1141 of the Bankruptcy Code and subject to consummation of the Plan:

              (a) Except as expressly provided in the Plan, on the Consummation Date, the provisions of the Plan (including the exhibits to, and all documents and agreements executed pursuant to, the Plan) and the Confirmation Order shall be binding on (i) UM&M, (ii) all holders of Claims against and interests in UM&M, whether or not impaired under the Plan and whether or not, if impaired, such holders accepted the Plan, (iii) each person or entity issuing securities or acquiring property under the Plan,
(iv) any other party in interest, (v) any person or other entity making an appearance in this Chapter 11 Case, and (vi) each of the foregoing's respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries, or guardians;

              (b) Except as expressly provided in the Plan, UM&M is discharged effective on the Confirmation Date from any "debt" (as that term is defined in section 101(12) of the Bankruptcy Code), and UM&M's liability in respect thereof is extinguished completely, whether reduced to judgment or not, liquidated or unliquidated, contingent or noncontingent, asserted or unasserted, fixed or unfixed, matured or unmatured, disputed or undisputed, legal or equitable, or known or unknown, or that arose from any agreement of UM&M that has either been assumed or rejected in the Chapter 11 Case or pursuant to the Plan, or obligation of UM&M incurred before Confirmation, or from any conduct of UM&M prior to Confirmation, or that otherwise arose before Confirmation, including, without limitation, all interest, if any, on any such debts, whether such interest accrued before or after the Petition Date.

              (c) Except as expressly provided in the Plan, all property of the Estate shall vest in Reorganized UM&M on the Consummation Date, and such property shall be free and clear of all Claims and interests of creditors and equity security holders.

          38. Injunctions; Stays. Except as otherwise provided in the Plan, effective on the Confirmation Date, pursuant to section 524(a) of the Bankruptcy Code:

              (a) the commencement or continuation of any action or the employment of process with respect to any Claim or debt discharged hereunder, or any act to collect, recover, or offset any Claim or debt discharged hereunder as a personal liability of UM&M or Reorganized UM&M, or from properties of UM&M or Reorganized UM&M is forever enjoined; and

              (b) any judgment at any time obtained is null and void to the extent that such judgment is a determination of personal liability of UM&M with respect to any Claim or debt discharged under the Plan or hereunder.

          39. Continuation of Automatic Stay. Except as other wise provided herein, all stays or injunctions provided for in the Chapter 11 Case under sections 105 or 362 of the Bankruptcy Code or otherwise, and extant on the Confirmation Date, shall remain in full force and effect until the Consummation Date.

          40. Exculpation and Limitation of Liability. The provisions of
Article XIV.D of the Plan are hereby approved; provided, however, that nothing in the Plan or this Confirmation Order shall effect a release in favor of any person or entity described in Article XIV.D with respect to
(a) any act or omission occurring or arising prior to February 22, 1996, or
(b) any debt owed to (i) the United States Government for any liability arising under the Internal Revenue Code, any environmental laws or any criminal laws of the United States, (ii) a state or local governmental agency or authority, or (iii) any person or entity that did not receive actual or constructive notice of the Plan and the Confirmation Hearing; provided, further, that nothing in the Plan or this Confirmation Order shall enjoin or restrain the United States Government from any act to enforce the Internal Revenue Code, any environmental laws or any criminal laws of the United States; provided, further, however, that nothing contained in this paragraph shall in any way affect or limit (x) the discharge granted to UM&M under Chapter 11 of the Bankruptcy Code or (y) the mutual releases to be exchanged by UM&M and Uzi Ruskin pursuant to
Article VIII.A of the Plan.

          41. Settlement With The PBGC. The Plan constitutes a settlement between UM&M and the PBGC. In approving the PBGC Agreement and the settlement contemplated thereby as fair and reasonable, the court has taken note of and considered the evidence presented concerning the disputed PBGC Claims. The court has found that the settlement embodied in the Plan will save UM&M and its creditors the cost and expense of litigating over the PBGC Claims, the outcome of which is not guaranteed and the litigation of which is likely to expend significant resources and require substantial time to adjudicate. The court has also found that the settlement has facilitated the creation and implementation of the Plan and benefits the creditors of UM&M's Estate.

          42. General Authorizations. Pursuant to section 1142(b) of the Bankruptcy Code, UM&M and all other necessary parties, are authorized and empowered to execute and deliver any instrument, security, agreement or document, and perform any act, that is necessary, desirable, or required to comply with the terms and conditions of the Plan and consummation of the Plan, and are authorized and empowered, without limitation, to:

              (a) Issue, execute, deliver, file and record any documents, court papers or pleadings, and to take any and all actions that are necessary or desirable to implement, effect or consummate the transactions contemplated by the Plan whether or not specifically referred to in the Plan or related documents and without further application to or order of this court, including but not limited to, execution and delivery of the following documents:

                  i)    New Senior Note;
                  ii)   New Subordinated Debentures Indenture;
                  iii)  New Warrant Agreement;

provided, however, that UM&M may make such additional ministerial changes thereto as UM&M deems necessary, without notice and a hearing under section 1127(b) of the Bankruptcy Code or disclosure or resolicitation under section 1127(c) of the Bankruptcy Code, as long as such changes do not adversely affect the rights of any party in interest;

              (b) issue or cause the issuance of the securities and other instruments contemplated by the Plan, including the New Senior Note, New Subordinated Debentures, New Common Stock, and New Warrants; and

              (c) file with the Delaware Secretary of State the Restated Certificate of Incorporation of United Merchants and Manufacturers, Inc., substantially in the form as Exhibit A to the Plan.

          43. Authorizations Under Delaware Law. UM&M and each of its officers is authorized, empowered, and directed pursuant to Section 303 of the Delaware General Corporation Law ("Section 303") to take any and all actions necessary or desirable to implement the transactions contemplated by the Plan and this Confirmation Order, all without further corporate action or action of the directors or stockholders of UM&M, including, without limitation (a) to reconstitute the board of directors of UM&M and of Reorganized UM&M as contemplated by Article IV.C of the Plan, and (b) to amend the Certificate of Incorporation and By-laws of UM&M as contemplated by Article IV.B of the Plan.

          44. Cancellation Of Existing Securities. Effective as of the Consummation Date, except as otherwise provided for in the Plan, (i) the Existing Securities and any other note, bond, indenture, or other instrument or document evidencing or creating any indebtedness or obligation of UM&M, except (x) such notes or other instruments evidencing indebtedness or obligations of UM&M that are Reinstated under the Plan and
(y) the notes or instruments listed on Exhibit G to the Plan, shall be canceled; provided, however, that each indenture or other agreement that governs the rights of the holder of a Claim and that is administered by an indenture trustee, an agent, or a service shall continue in effect solely for the purposes of (i) allowing such indenture trustee, agent, or service to make the distributions to be made on account of such Claims under the Plan as provided in Article III.B. of the Plan, and (ii) permitting such indenture trustee, agent, or service to maintain any rights or liens it may have for fees, costs and expenses under such indenture or other agreement; provided, further, that the provisions of clause (ii) of this paragraph shall not affect the discharge of UM&M's liabilities under the Bankruptcy Code and this Confirmation Order or result in any expense or liability to UM&M. Reorganized UM&M shall not have any obligations to any indenture trustee, agent or service (or to any Disbursing Agent replacing such indenture trustee, agent or service with respect to any note, bond, instrument, indenture or other instrument or document being canceled hereby) for any fees, costs or expenses, except as expressly provided in
Article IV.G of the Plan or as otherwise ordered by the Bankruptcy Court.

          45. Exemption From Securities Laws. To the extent, if any, that any items of Plan Consideration (as defined in paragraph 23 above) constitute a "security," (a) section 5 of the Securities Act of 1933 (the "Securities Act") and any state or local law requiring registration for the offer or registration or licensing of an issuer of, underwriter of, or broker or dealer in, a security do not apply to the offer, sale, issuance or distribution of any item of Plan Consideration, and (b) each of the above-described items of Plan Consideration will be freely tradable by the recipients thereof, subject to (x) the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an "underwriter" in section 2(11) of the Securities Act, as amended, and section 1145(b) of the Bankruptcy Code, and (y) the restrictions on the transferability of such items of Plan Consideration specifically set forth in the items of Plan Consideration, the Plan, or the Restated Certificate of Incorporation of United Merchants and Manufacturers, Inc.

          46. Exemption From Certain Taxes. Pursuant to section 1146(c) of the Bankruptcy Code:

              (a) the issuance, transfer, or exchange of any security, or the making, delivery, filing, or recording of any instrument of transfer under the Plan, shall not be taxed under any law imposing a recording tax, stamp tax, transfer tax, or similar tax;

              (b) without limiting the generality of subparagraph (a) above, the making, delivery, filing, or recording at any time of any deed, bill of sale, mortgage, leasehold mortgage, deed of trust, leasehold deed of trust, memorandum of lease, notice of lease, assignment, leasehold assignment, security agreement, financing statement, or other instrument of absolute or collateral transfer required by, or deemed necessary or desirable by UM&M and any party to any instruments, documents, or other agreements contemplated by or related to Consummation of the Plan, shall not be so taxed; and

              (c) notice of entry of this Confirmation Order in the form approved by the court (i) shall have the effect of an order of the court,
(ii) shall constitute sufficient notice of the entry of this Confirmation Order to all filing or recording officers, wherever located and by whomever appointed, and (iii) shall be a recordable instrument notwithstanding any contrary provision of nonbankruptcy law.

          47. Plan Classification Controlling. The classification of Claims and interests for purposes of payment of the distributions to be made under the Plan is governed solely by the terms of the Plan. The classifications set forth on the Ballots in connection with voting on the Plan (a) were set forth thereon solely for purposes of voting on the acceptance or rejection of the Plan and tabulation of such votes, (b) do not necessarily represent and in no event shall be deemed to modify or otherwise affect the actual classification of such Claims and interests under the terms of the Plan for distribution purposes, and (c) may not be relied upon by any creditor or equity security holder as actually representing the actual classification of such Claims and interests under the terms of the Plan for distribution purposes.

          48. Administrative Claims Bar Date. Except as otherwise ordered by the court, any final request for payment of an Administrative Claim (other than Claims for Professional Fees and expenses of the members of the Committee) must be filed no later than 30 days after the Confirmation Date; provided, however, that each professional retained in the Chapter 11 Case shall file its final application for payment of fees and expenses on or before the forty-fifth (45th) day following the Confirmation Date.

          49. Rejection Damages Bar Date. The holder of any Claim arising from the rejection of an executory contract or unexpired lease under the Plan must file a proof of claim with respect to such Claim within thirty
(30) days after service of the notice of this Confirmation Order, or be forever barred from asserting or pursuing such Claim, and such Claim shall not be enforceable against UM&M or its property.

          50. Failure To Consummate Plan. In accordance with Article XIV.F of the Plan, if the Consummation Date does not occur, then (a) the Plan,
(b) any settlement or compromise in connection with the Plan (including the fixing or limiting to an amount certain any Claim or Class of Claims), (c) assumption or rejection of executory contracts or unexpired leases pursuant to the Plan, (d) any document or agreement executed pursuant to the Plan, and (e) any actions authorized by this order or any order in aid of consummation of the Plan shall be deemed null and void. In such event, nothing contained in this Confirmation Order, any order in aid of consummation of the Plan, or the Plan, and no acts taken in preparation for consummation of the Plan, (x) shall be deemed to constitute a waiver or release of any Claims or interests by or against UM&M or any other person or entity, to prejudice in any manner the rights of UM&M or any person or entity in any further proceedings involving UM&M, or to constitute an admission of any sort by UM&M or any other person or entity as to any issue, including, without limitation, issues relating to the ownership by or the rights of UM&M in all or any part of the property owned, sold, held by or in the possession of UM&M or (y) shall be construed as a finding of fact or conclusion of law in respect thereof.

          51. Retention Of Jurisdiction. This court shall retain jurisdiction in accordance with the terms of Article XII of the Plan, the other provisions of this Confirmation Order, and section 1142 of the Bankruptcy Code, including any action or process commenced after the Confirmation Date that arose from any alleged act, omission, occurrence or transaction of UM&M on or before the Confirmation Date. Until this Chapter 11 Case is closed, any party in interest may commence a proceeding in this court in respect of any matter as to which jurisdiction has been retained.

          52. Notice Of Entry Of Confirmation Order. On or before the tenth
(10th) day following the Confirmation Date, pursuant to Fed. R. Bankr. P. 2002(f)(7), 2002(k), and 3020(c), UM&M shall (a) serve notice of entry of this Confirmation Order in substantially the form of the notice annexed hereto as Exhibit B, which form is hereby approved (the "Notice of Confirmation"), by United States first class mail postage prepaid, by hand or by overnight courier service to, without duplication, upon (i) the United States Trustee, (ii) counsel for the Committee, (iii) the Securities and Exchange Commission (Manhattan), (iv) the District Director of Internal Revenue (Manhattan), (v) the United States Attorney for the Southern District of New York, (vi) each department, agency or instrumentality of the United States that asserts a non-tax claim against UM&M, (vii) Secretary of the Treasury, (viii) entities that requested notice under Fed.
R. Bankr. P. 2002, and (ix) all creditors that have filed proofs of claim in this case or are scheduled in UM&M's schedules of assets and liabilities, dated April 29, 1996 (other than those scheduled at zero), and
(b) cause the Notice of Confirmation to be published in the national edition of The New York Times; provided, however, that the Notice of Confirmation need not be sent to holders of UM&M's equity securities; and provided, further, that notice need not be given or served under the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure or this Confirmation Order to any person or entity to whom UM&M mailed a notice of the hearing on the Disclosure Statements or the various solicitation packages, but received any of such notices returned marked "undeliverable as addressed," "moved - left no forwarding address" or "forwarding order expired," or similar reason, unless UM&M has been informed in writing by such person or entity of that person's or entity's new address.

          53. Sufficiency of Notice of Confirmation. The service and publication of the Notice of Confirmation as set forth in paragraph 52 is adequate notice to all creditors and equity security holders of UM&M, known and unknown, and satisfies the requirements of Fed. R. Bankr. P. 2002 and 3020(c), and no other or further notice is or shall be necessary.


Dated:  New York, New York
        April 10, 1997

                                        /s/ Arthur J. Gonzalez
                                    ------------------------------
                                    United States Bankruptcy Judge